MFS(R)/Sun Life Series Trust

                          Government Securities Series

                      Supplement to the Current Prospectus

Effective April 1, 2006, the applicable portion of the Portfolio Management section of the Prospectus is hereby revised as follows:

Portfolio Management

Information regarding the portfolio manager of the series is set forth below. Further information regarding the series' portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the series' SAI. The portfolio manager is primarily responsible for the day-to-day management of the series.

Portfolio Manager                   Primary Role            Since     Title and Five Year History
Geoffrey L. Schechter,           Portfolio Manager          April     Senior  Vice  President  of MFS;  employed in the
Supported   by  the   Fixed                                 2006      investment management area of MFS since 1993.
Income Strategy Group


                 The date of this Supplement is March 28, 2006.